UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2009

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34372	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Saba Software, Inc. (the “Company”) held on November 18, 2009, the Company’s stockholders approved the Company’s 2009 Stock Incentive Plan (“Stock Plan”) and the Company’s Amended and Restated 2000 Employee Stock Purchase Plan (the “Amended Purchase Plan”). The Stock Plan and the Amended Purchase Plan were adopted by the Company’s board of directors in September 2009, subject to the approval of the Company’s stockholders.

The Stock Plan allows the Company to make broad-based grants of stock options, stock appreciation rights, restricted stock and restricted stock units to employees, non-employee directors and consultants as key elements of compensation. There are 2,900,000 shares of the Company’s common stock reserved for issuance under the Stock Plan.

The Amended Purchase Plan provides eligible employees of the Company and its participating subsidiaries with the opportunity to purchase shares of the Company’s common stock through payroll deductions. The Amended Purchase Plan amends and restates the Company’s 2000 Employee Stock Purchase Plan (the “2000 Purchase Plan”) to (i) extend the term of the 2000 Purchase Plan through November 18, 2019, (ii) eliminate the automatic annual share increase provision of the 2000 Purchase Plan, (iii) increase the number of shares of common stock reserved for issuance under the 2000 Purchase Plan by 261,693 shares, to an aggregate of 1,000,000 shares available for issuance by the Company under the 2000 Purchase Plan as of November 18, 2009, and (iv) effect various technical revisions and improvements

More complete descriptions of the terms of the Stock Plan and the Amended Purchase Plan are included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 28, 2009. Such descriptions are qualified in their entirety by reference to the Stock Plan and the Amended Purchase Plan, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Saba Software, Inc. 2009 Stock Incentive Plan

10.2	Saba Software, Inc. Amended and Restated 2000 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: November 23, 2009	/S/ WILLIAM SLATER
(Signature)
William Slater
Chief Financial Officer

EXHIBIT INDEX

10.1	Saba Software, Inc. 2009 Stock Incentive Plan

10.2	Saba Software, Inc. Amended and Restated 2000 Employee Stock Purchase Plan